                                  EXHIBIT 99.8

                               SECURITY AGREEMENT
                        (from National Auto Credit, Inc.)

          AGREEMENT (this "AGREEMENT"), dated as of November 18, 2005, by and among: NATIONAL AUTO CREDIT, INC. ("NAC" or the "GRANTOR"), a Delaware
corporation; FLEXNER WHEATLEY & ASSOCIATES ("FWA"), a Nevada corporation; and
MEETINGNET INTERACTIVE, INC. ("MEETINGNET"), a Florida corporation. FWA and
MeetingNet are referred to herein collectively as the "SECURED PARTIES" and each a "SECURED PARTY"). The Grantor and the Secured Parties are referred to herein collectively as the "PARTIES" and each as a "PARTY."

          WHEREAS, NAC and the Secured Parties entered into a certain Membership
Interest Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of even date herewith, pursuant to which (i) the parties thereto agreed, inter alia, upon the terms and subject to the conditions set forth therein, that NAC would acquire from the Secured Parties all of the units and membership interests in Option
Technologies Interactive LLC ("OTI") (such acquisition, the "PURCHASE") and (ii)
upon the closing of the transactions contemplated thereby, NAC has acquired all of the units and membership interests in OTI (such units and membership interests, the "INTERESTS");

          WHEREAS, as provided in and contemplated by the Purchase Agreement,
NAC issued certain Promissory Notes (as defined in the Purchase Agreement) in partial payment for the purchase of the Interests;

          WHEREAS, as a condition to the consummation of the Purchase, the
Secured Parties required that, upon consummation of the Purchase, the Grantor would secure its obligations under the Promissory Notes with a security interest in the Interests; and

          WHEREAS, in order to fulfill such condition, the Grantor has agreed, as provided for herein, to secure payment of its obligations under the
Promissory Notes with a security interest in the Interests;

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the
Parties, intending to be legally bound hereby, agree as follows:

          1. DEFINITIONS. When used in this Agreement, the following terms shall have the following respective meanings (it being agreed and understood that terms used herein and defined in the Uniform Commercial Code as adopted in the
State of New York and in effect at the relevant time (the "UCC") are, unless otherwise provided herein or the context otherwise requires, used herein with the same respective meanings as ascribed thereto under the UCC):

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          (A) "AGREEMENT" means this Security Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

          (B) "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banking institutions in the State of New York are required or authorized to be closed.

          (C) "COLLATERAL" of the Grantor means all of the Grantor's right, title and interest in and to the following property of Grantor, whether any such property is now existing or hereafter created or acquired:

          (i) the Interests and such other units and membership interests (if any) as the Grantor may hereinafter acquire in OTI;

          (ii) all securities (whether or not certificated), if any, issued to
          Grantor in exchange for, or otherwise on account of or with respect to, the Interests;

          (iii) all Contract Rights (as hereinafter defined) attendant to or associated with the Interests;

          (iv) all products and proceeds (including, without limitation, proceeds of any insurance or under any surety or similar arrangement)
          of any of the foregoing of every kind and nature and in whatever form, including, without limitation, both cash and non-cash proceeds resulting or arising from the sale or other disposition by the Grantor of the Interests or other Collateral (such products and proceeds, collectively, the "COLLATERAL PROCEEDS"); and

          (v) all books and records relating to any of the foregoing.

          (D) "CONTRACT RIGHTS" means rights of the Grantor to payment under contracts or other agreements (whether or not written) not yet earned by performance and not evidenced by instruments or chattel paper.

          (E) "DEFAULT" means (i) the occurrence and continuance of an Event of
Default under and pursuant to one or more of the Promissory Notes or (ii) the occurrence of a material default by the Grantor of any of its obligations under this Agreement, which default continues for thirty (30) days after the Grantor shall have received written notice from the Secured Parties setting forth such default in reasonable detail and demanding its cure.

          (F) "LIEN" means any lien, security interest, pledge, competing claim or other encumbrance of any type or nature whatsoever.

          (G) "PERMITTED LIEN" means any of the following: (i) any Lien in favor of either or both of the Secured Parties; (ii) any Lien for taxes or other assessments not yet due

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and payable; (iii) any Lien existing on or as of the date of this Agreement;
(iv) deposits, pursuant to any lease or otherwise; (v)any Lien consented to by the Secured Parties; (vi) Liens (not otherwise included as a "Permitted Lien")
in an aggregate amount not exceeding one hundred thousand dollars ($100,000);
and (vii) any Lien being contested in good faith by or on behalf of the Grantor.

          (H) "PERSON" means any individual, firm, corporation, limited liability companies, partnership (limited or general), trust, association, government, governmental body or agency or any other business, legal, governmental or sovereign entity or body.

          (I) "SECURED OBLIGATIONS" has the meaning assigned to such term in
Section 4 hereof.

          (J) "TERMINATION DATE" means the date upon which the first of the following events shall have occurred: (a) the Secured Obligations shall have been paid or otherwise discharged; or (b) the date as of which NAC shall have provided the Secured Parties with substitute collateral in accordance with and as contemplated by Section 9 below.

          (K) "UCC" means the Uniform Commercial Code as adopted in the State of
New York.

All other capitalized terms used herein and defined in the Purchase Agreement are used herein with the respective meanings ascribed to them in the Purchase
Agreement, unless otherwise defined herein or the context herein otherwise requires.

          2. REPRESENTATIONS AND WARRANTIES OF THE GRANTOR. The Grantor
represents and warrants to the Secured Parties as follows:

          (A) subject to the truth and accuracy of the representations and warranties of the Secured Parties, and the full performance of their obligations, under the Purchase Agreement, NAC owns beneficially and of record all of the Interests;

          (B) subject to the truth and accuracy of the representations and warranties of the Secured Parties, and the full performance of their obligations, under the Purchase Agreement, the Grantor has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder, and the Grantor is duly authorized and empowered to enter into and perform this Agreement;

          (C) all corporate and other actions necessary or appropriate on the part of the Grantor to authorize it to enter into and perform this Agreement have been taken, and all consents, approvals and permissions necessary or appropriate to authorize the Grantor to enter into and perform this Agreement have been obtained and remain in full force and effect; and

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          (D) this Agreement has been duly executed and delivered by the Grantor and constitutes a valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and
(ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, regardless of whether such relief is considered at law or in equity.

          3. REPRESENTATIONS AND WARRANTIES OF THE SECURED PARTIES. Each Secured
Party represents and warrants to the Grantor as follows:

          (A) such Secured Party has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder, and such Secured
Party is duly authorized and empowered to enter into and perform this Agreement;

          (B) all actions necessary or appropriate on the part of such Secured
Party to authorize it to enter into and perform this Agreement have been taken, and all consents, approvals and permissions necessary or appropriate to authorize such Secured Party to enter into and perform this Agreement have been obtained and remain in full force and effect; and

          (C) this Agreement has been duly executed and delivered by such
Secured Party and constitutes a valid and binding obligation of such Secured
Party, enforceable against such Secured Party in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, regardless of whether such relief is considered at law or in equity.

          4. GRANT OF SECURITY INTEREST. In order to secure the full and timely payment and performance of the Grantor's obligations under and pursuant to the
Promissory Notes (such obligations, the "SECURED OBLIGATIONS"), the Grantor hereby unconditionally and irrevocably grants, conveys and assigns to the
Secured Parties a perfected first priority security interest in and to, and a lien on, the Grantor's right, title and interest in and to all of the Grantor's
Collateral (subject, however, to any Permitted Liens).

          5. COVENANTS AS TO COLLATERAL AND RELATED MATTERS. The Grantor
covenants and agrees with the Secured Parties as follows:

          (A) Without the prior written consent of the Secured Parties, the
Grantor will not, prior to the Termination Date, (i) pledge or otherwise encumber any of its rights in or to any of the Collateral, except in favor of the Secured Parties as provided herein or

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(in the case of any of the Collateral Proceeds) in accordance with the ordinary course of the Grantor's business (provided, however, that the grant of any
Permitted Lien shall not be deemed a violation of this Agreement) or (ii) sell, assign, transfer or otherwise dispose of any of its rights in or to any of the
Collateral (provided, however, that the Grantor shall be entitled to sell, assign, transfer or otherwise dispose of any of the Collateral Proceeds in the ordinary course of business).

          (B) Prior to the Termination Date, the Grantor will, at its sole cost and expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as the Secured Parties may from time to time reasonably request in order to ensure to the Secured Parties the benefits in and to the
Collateral intended to be created by this Agreement.

          (C) Prior to the Termination Date, the Grantor will warrant and defend the Secured Parties' right to and interest in the Grantor's Collateral against all claims and demands of all other Persons whatsoever (exclusive of any Person holding a Permitted Lien). Without limiting the generality of the foregoing, prior to the Termination Date the Grantor shall not grant, and shall allow or permit to exist, any Lien on or with respect to the Collateral (or any part or portion thereof), other any Permitted Liens.

          (D) Prior to the Termination Date, the Grantor shall promptly make, stamp or record such entries or legends on the Grantor's books and records or on any of the Collateral as the Secured Parties may from time to time reasonably request in order to indicate and disclose that the Secured Parties have a security interest in such Collateral.

          (E) Prior to the Termination Date, the Grantor shall hold all of its books and records relating to its Collateral segregated from all of the
Grantor's other books and records in a manner reasonably satisfactory to the
Secured Parties and shall deliver to the Secured Parties from time to time after the occurrence and during the continuance of any Default, promptly at the written request of the Secured Parties, all contracts, instruments and any other writings relating thereto; and the Grantor will deliver to the Secured Parties promptly following their written request from time to time additional copies of any or all of such other information with respect to any of the Grantor's
Collateral as the Secured Parties may in their reasonable discretion deem to be necessary to evidence the Secured Parties' security interest in the Grantor's
Collateral or in order otherwise to monitor and/or preserve such Collateral.

          (F) The Grantor shall at any time and from time to time prior to the
Termination Date take such steps as the Secured Parties may reasonably request for the Secured Parties (i) to obtain an acknowledgement, in form and substance reasonably satisfactory to the Secured Parties, of any bailee having possession of any of the Grantor's Collateral that the bailee holds such Collateral for the
Secured Parties, (ii) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in the UCC relating to what constitutes "control" for such items of such
Collateral) contained in or comprising

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Grantor's Collateral, with any agreements establishing control to be in form and substance reasonably satisfactory to the Secured Parties, and (iii) otherwise to insure the continued perfection and priority of the Secured Parties' security interest in any of such Collateral and of the preservation of their rights therein.

          (G) The Secured Parties and their accountants, appraisers and other representatives, at any time and from time to time prior to the Termination
Date, shall have the right, after reasonable notice, and the Grantor will permit them:

          (i) to examine, check, make copies of or extracts from any of the
          Grantor's books, records and files (including, without limitation, orders and original correspondence) relating to the Collateral;

          (ii) to the extent relevant, to inspect and examine the Grantor's
          Collateral and to check and test the same as to quality, quantity, value and condition; and

          (iii) to the extent relevant, to verify the Grantor's Collateral or any portion or portions thereof and/or the Grantor's compliance with the provisions of this Agreement.

          (H) Prior to the Termination Date, the Grantor shall, as from time to time reasonably requested in writing by the Secured Parties, take all such actions and steps as may be necessary to perfect and maintain the perfection of the security interest in the Grantor's Collateral granted pursuant to this
Agreement. Without limiting the generality of the foregoing, as soon as possible, and in any event within five (5) Business Days, following the execution and delivery of this Agreement, the Grantor shall execute and file, or cause to be filed, financing statements (in a form reasonably acceptable to the
Grantor) in such appropriate offices as may be reasonably requested by the
Secured Parties. Additionally, within five (5) Business Days following the execution and delivery of this Agreement, and thereafter promptly (and in any event within five (5) Business Days) after any written request therefor from the
Secured Parties, the Grantor shall provide to the Secured Parties a copy of the results of a current uniform commercial code, tax and lien search of the Grantor in each of such appropriate offices and in each other location reasonably requested by the Secured Parties. Without limiting the scope or generality of the foregoing, if prior to the Termination Date, any of the Interests are exchanged for, or otherwise become, certificated securities, then (upon the request of the Secured Parties) the Grantor (i) shall enter into a pledge agreement with the Secured Parties and Gray Plant Mooty & Bennett, P.A. (or such other Person as is selected by the Secured Parties with the consent of the
Grantor, with such consent not to be unreasonably withheld or delayed), as the pledge agent thereunder, which pledge agreement (A) shall be in such form and substance as has been proposed by the Secured Parties and consented to by the
Grantor (with such consent not to be unreasonably withheld or delayed) and (B)
shall provide, inter alia, for the pledge of such certificated securities to the
Secured Parties to secure the Secured Obligations and for the pledge agent to hold and (following and

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during the continuation of a Default) dispose of such certificated securities and (ii) shall deliver and deposit with such pledge agent such certificated securities.

          (I) In order to preserve the condition and/or value of the Grantor's
Collateral, the Secured Parties may, at their option, from time to time prior to the Termination Date, discharge Liens (other than Permitted Liens) on any of such Collateral, or take any other action that the Secured Parties may reasonably deem proper to maintain or preserve any of such Collateral.

          (J) Whenever prior to the Termination Date the Secured Parties reasonably deem it desirable that any legal action be instituted with respect to any of the Grantor's Collateral or that any other action be taken in an attempt to effectuate collection of any of the Grantor's Collateral, the Secured Parties
may reassign the item in question to the Grantor (and if the Secured Parties shall execute any such reassignment, it shall automatically be deemed to be without recourse to the Secured Parties in any event) and require the Grantor to proceed with such legal or other action at the Grantor's sole liability, cost and expense, in which event all amounts collected by the Grantor on such item shall nevertheless be subject to the provisions of this Agreement.

          (K) If the Grantor takes any of the following actions prior to the
Termination Date, it shall give the Secured Parties notice thereof prior to taking such actions: (i) change its name, organization structure (by merger, consolidation, change in organization form or otherwise), type of organization or jurisdiction of organization or (ii) change the location of its principal place of business.

          (L) Prior to the Termination Date, the Grantor will not, without the prior written consent of the Secured Parties, (a) permit OTI to admit any new members or otherwise issue any additional units or membership interests or (b)
amend, supplement or otherwise modify the operating agreement or limited liability agreement for OTI in any manner that would preclude the sale, transfer or assignment of any unit or membership interest in OTI.

          6. EXERCISE OF CERTAIN RIGHTS BY THE SECURED PARTIES DURING DEFAULT.

          (A) Except after and during the continuation of any Default, the
Grantor may also receive all amounts due as proceeds of any of its Collateral.

          (B) Unless a Default shall have occurred and be continuing, all proceeds of and collections of any of the Grantor's Collateral may be retained by the Grantor and shall be used solely for the ordinary and usual operation of the Grantor's business. From and after notice by the Secured Parties following and during the continuation of a Default, all proceeds of and collections of the
Grantor's Collateral shall be held in trust by the Grantor for the Secured
Parties and shall not be commingled with the Grantor's other funds or deposited in any bank account of the Grantor; and after and during the continuation of any
Default, the Grantor agrees to deliver to the Secured Parties on the dates of receipt thereof by the Grantor duly endorsed to the Secured Parties or to

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bearer, or assigned to the Secured Parties, as may be appropriate, all proceeds of the Grantor's Collateral in the identical form received by the Grantor.

          (C) Except as otherwise expressly provided in Section 7 below, the
Secured Parties shall bear any costs and expenses related to or associated with their exercise of any rights, benefits or remedies hereunder (including, without limitation, any rights, benefits or remedies set forth in Section 5 above)
except those costs and expenses that are incurred after and during the continuation of a Default.

          (D) Unless a Default shall have occurred and be continuing, the registration of the Interests in the name of the Grantor as record and beneficial owner thereof shall not be changed and the Grantor shall be entitled to exercise all voting and other rights and powers pertaining to the Interests for all purposes not inconsistent with the terms hereof. Upon the occurrence and during the continuance of any Default, at the option of the Secured Parties
(which option may be exercised by written notice given to the Grantor and OTI), all rights of the Grantor to exercise the voting or consensual rights and powers that it is authorized to exercise pursuant to this subsection (c) shall cease, and in such event the Grantor hereby appoints the Secured Parties as its proxies, with full power of substitution, and hereby authorizes them, and each of them acting singly, to vote and exercise all related rights as a member with respect to the Interests during the continuance of any such Default, which proxy is coupled with an interest and is irrevocable until the Secured Obligations have been discharged in full or (if sooner) such Default is cured or remedied, and the Grantor hereby agrees to provide such further proxies as the Secured
Parties may from time to time reasonably request; provided, however, that the
Secured Parties in their discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or any such proxy.

          7. THE SECURED PARTIES MAY PERFORM. If the Grantor fails to perform any obligation undertaken by it hereunder (a "GRANTOR OBLIGATION") and such failure to perform shall continue for thirty (30) Business Days after the
Grantor has received written instructions from the Secured Parties setting forth in reasonable detail such obligation and demanding its performance, the Secured
Parties (in their sole and absolute discretion) may, but shall not be obligated to, themselves perform, or cause performance of, such obligation, and the reasonable expenses of the Secured Parties incurred in connection therewith shall be payable by the Grantor upon demand.

          8. REMEDIES UPON DEFAULT. If a Default shall have occurred and be continuing:

          (A) At the election of the Secured Parties, all of the Secured
Obligations shall become immediately due and payable.

          (B) The Secured Parties may exercise in respect of the Collateral of the Grantor, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party in case of a default by a debtor under the UCC, and the Secured Parties may also, without notice except as

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specified below, sell such Collateral or any part or portion thereof in one or more parcels at public or private sale, at any exchange or broker's board, for cash, on credit or for future delivery, and upon such other terms as may be commercially reasonable.

          (C) Any cash held by the Secured Parties (or either of them) as
Collateral and all cash proceeds received by the Secured Parties (or either of them) in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied by the Secured Parties:

          (i) First, to the payment of the reasonable costs and expenses of the
          Secured Parties in enforcing their rights under this Agreement, including, without limitation, reasonable attorneys' fees;

          (ii) Next, to the Secured Parties, for the satisfaction and payment in full of the Secured Obligations then due and owing; and

          (iii) Finally, after satisfaction and payment in full of all the
          Secured Obligations then due and owing, to the payment to the Grantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          (D) The Grantor, at its sole cost and expense, shall promptly take all steps and actions reasonably requested from time to time by the Secured Parties to marshal the Grantor's Collateral (or any specified part or portion thereof)
at the address of the Grantor and/or at such other location or locations as the
Secured Parties may reasonably request.

          (E) At the expiration of such period of time after receipt by the
Secured Parties as is reasonably sufficient to allow for clearance or payment of any items, the cash proceeds of the Grantor's Collateral shall (subject to the prior application thereof in accordance with the foregoing subsection (C), be credited against the Secured Obligations, it being specifically understood and agreed, however, that an Contract Right or other non-cash proceeds shall not be so credited until actual payment thereof.

          (F) Anything contained herein to the contrary notwithstanding, the
Secured Parties may (to the extent permitted by applicable law) exercise all rights and remedies available to them pursuant hereto or under law, which remedies shall be deemed cumulative and not exclusive.

          (G) The Grantor recognizes that, upon a foreclosure on the Interests following the occurrence and during the continuance of a Default, the Secured
Parties may be unable to effect a public sale of the Interests by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale of the Interests by reason of present or future restrictions thereon imposed by governmental authorities, and that, as a consequence of such prohibitions and restrictions, the Secured Parties may be

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compelled, in connection with a proposed sale of the Interests, (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Interests for their own account, for investment and not with a view to the distribution or resale thereof, (ii) to seek regulatory approval of any proposed sale or sales, or
(iii) to limit the amount of Interests sold to any Person or group. The Grantor acknowledges that private sales so made may be at prices and upon terms less favorable to the Grantor than if the Interests were sold either at public sales or at private sales not subject to other regulatory restrictions. The Grantor further acknowledges that a ready market may not exist for the Interests because they are not traded on a national securities exchange or quoted on an automated quotation system.

          9. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing first priority security interest in all of the Collateral of the
Grantor and shall (a) remain in full force and effect until indefeasible payment in full of the Secured Obligations has been made, (b) continue to be effective or be reinstated, as the case may be, if at any time payment of the Secured
Obligations, or any part or portion thereof, is rescinded or reduced in amount or must otherwise be restored or returned by any obligee of the Secured
Obligations, all as though such payment or performance had not been made, (c) be binding upon the Grantor and its successors and assigns, and (d) inure, together with the rights and remedies of the Secured Parties pursuant hereto, to the benefit of the Secured Parties and their successors, transferees and permitted assigns. Upon the payment in full of all of the Secured Obligations or, if earlier, upon the Termination Date, the Grantor shall be entitled to the return, upon its request, of such of the Collateral of the Grantor as shall not have been sold or otherwise applied pursuant to the terms hereof, and to the prompt release by the Secured Parties of the Lien and security interest granted to them hereunder.

          10. MODIFICATION OF THE SECURED OBLIGATIONS. The Grantor consents and agrees that the Secured Parties may at any time, or from time to time, in their sole and absolute discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured
Obligations and (b) exchange, release and/or surrender all or any of the
Collateral, or any part(s) thereof, by whomsoever deposited, that is now or may hereafter be held by the Secured Parties; all in such manner and upon such terms as the Secured Parties may deem proper, and without notice to or further assent from the Grantor except as provided for herein, it being hereby agreed that the
Grantor shall be and remain bound by this Agreement, irrespective of the existence, value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension.

          11. SECURITY INTEREST GRANTED. This Agreement is intended to be a security agreement pursuant to the UCC for each of the items specified herein as constituting the Collateral of the Grantor. The Grantor hereby grants to the
Secured Parties a security interest in said items. The Grantor agrees, as from time to time reasonably requested in writing by the Secured Parties, to execute and file financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this

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Agreement, and do whatever may be necessary under the applicable UCC in the appropriate state to perfect and continue the Secured Parties' security interest in the Collateral of the Grantor, all at the expense of the Grantor. The Parties agree that such financing statements will be filed in the name of the Secured
Parties. The Grantor shall pay all costs of filing such financing statements covering any of its Collateral and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements reasonably requested by the Secured Parties.
Without the prior written consent of the Secured Parties, Grantor shall not create or allow to be created, pursuant to the UCC, any other security interest in its Collateral (except for Permitted Liens) senior in priority to that of the
Secured Parties. Upon the occurrence and during the continuation of a Default, the Secured Parties shall have the remedies of a secured party under the UCC and, at the Secured Parties' option, may also invoke any other remedy provided for in this Agreement. In exercising any of said remedies, the Secured Parties may, at their sole option, utilize an agent and may proceed against any part of the Collateral separately or together and in any order whatsoever, without in any way affecting the availability of the Secured Parties' remedies under the
UCC.

          12. RIGHT TO SUBSTITUTE COLLATERAL. Upon at least ten (10) days' prior written notice to the Secured Parties, the Grantor may, in lieu and substitution for the collateral otherwise provided for herein, provide Substitute Collateral
(as hereinafter defined) as security for the Secured Obligations hereunder, and in such event the Secured Parties shall take such actions as the Grantor may reasonably request (including, without limitation, the execution and filing of appropriate UCC-3's termination statements) confirming and/or effecting the release of the collateral for which the Substituted Collateral is being substituted, and upon such substitution of collateral, the term "COLLATERAL," as used herein, shall refer to the Substituted Collateral. As used herein,
"SUBSTITUTED COLLATERAL" means any of the following: (a) a letter of credit, issued to the Secured Parties by a bank or other financial institution reasonably acceptable to the Secured Parties and in an amount (net of the amount of any Liens thereon securing obligations to any Persons other than the Secured
Parties) not less than the outstanding principal amount of the Promissory Notes;
(b) a certificate of deposit, issued by a bank or other financial institution reasonably acceptable to the Secured Parties in an amount (net of the amount of any Liens thereon securing obligations to any Persons other than the Secured
Parties) not less than the outstanding principal amount of the Promissory Notes;
and (c) such other property as may be selected by the Grantor with the consent of the Secured Parties, with such consent not to be unreasonably withheld or delayed. Without limiting the effect of any of the other provisions of this
Agreement, in the event the payment of or foreclosure on any Substituted
Collateral shall result in the receipt by the Secured Parties of an amount in excess of the aggregate outstanding amounts of the Promissory Notes, the excess thereof shall be promptly paid to the Grantor.

          13. MISCELLANEOUS.

          (A) Termination. All duties and obligations of the Grantor hereunder, and all rights, remedies and benefits granted to the Secured Parties hereunder
(including,

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without limitation, the grant of any security interest in the Collateral), shall terminate on the Termination Date, and as soon as reasonably practical following the Termination Date the Secured Parties shall take all such actions (including, without limitation, the execution, delivery and filing of appropriate UCC-3 termination statements) as the Grantor may reasonably request to evidence and confirm the termination of such duties, obligations, rights, remedies and benefits.

          (B) Waiver. Except as otherwise expressly provided herein or in the
Promissory Notes and except for the notices provided for herein or therein, the
Grantor hereby waives (to the fullest extent permitted by law) notice of nonpayment, demand, presentment, protest or notice of protest of or with respect to the Grantor's Collateral or any of the Secured Obligations, and all other notices, consents to any renewals or extensions of time of payment thereof. No delay or omission of any Party in exercising or enforcing any of its rights, powers, privileges, remedies, immunities or discretions hereunder shall constitute a waiver thereof; and no waiver by any Party of any default by any other Party shall operate as a waiver of any other default hereunder. No term or provision hereof shall be waived, altered or modified except with the prior written consent of the Party to be charged therewith.

          (C) Expenses. Except as otherwise provided herein, each Party will bear all of its own expenses in connection with the preparation and negotiation of this Agreement and the consummation and performance of its obligations thereunder.

          (D) Notices. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or pursuant hereto or that are given with respect to this Agreement to any Party shall be in writing and shall be given as provided in Section 11.2 of the Purchase
Agreement.

          (E) Entire Agreement. This Agreement is intended by the Parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the Parties, in respect of the subject matter contained herein, constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes, and merges herein, all prior and contemporaneous negotiations, discussions, representations, understandings and agreements between or among the Parties, whether oral or written, with respect such subject matter. No representation, warranty, restriction, promise, undertaking or other agreement with respect to such subject matter has been made or given by any Party other than those set forth in this Agreement.

          (F) Amendment and Waiver. This Agreement may be amended, modified or supplemented only to the extent expressly set forth in writing that is signed by the Party to be charged therewith. No waiver of any term, condition or provision of this Agreement or of any breach or violation of this Agreement or any provision hereof shall be effective except to the extent expressly set forth in writing that is signed by the Party to be charged therewith. Without limiting the generality of the foregoing, no failure to object or otherwise act, and no conduct (including, without limitation, any failure or delay

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in enforcing this Agreement or any provision hereof or any acceptance or retention of payment) or course of conduct or dealing, by any Party shall be deemed (a) to constitute a waiver by such Party of the breach or violation of this Agreement or of any provision hereof by any other Party or (b) to have caused or reflected any amendment or other modification of this Agreement or of any term or provision hereof. Any waiver may be made in advance or after the right waived has arisen or the breach or default waived has occurred, and any waiver may be conditional. No waiver of any breach or violation of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach or violation thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligation or act shall be deemed a waiver or extension of the time for performance of any other obligation or act.

          (G) Assignment; No Third Party Beneficiaries. This Agreement and the
rights, duties and obligations hereunder may not be assigned or delegated by any
Party without the prior written consent of the other Parties. Any purported assignment or delegation of rights, duties or obligations hereunder made by any
Party without the prior written consent of the other Parties shall be null and void and of no effect. This Agreement and the provisions hereof shall be binding upon and enforceable against each of the Parties and its successors and assigns and shall inure to the benefit of and be enforceable by each of the Parties and its successors and permitted assigns. Except as expressly provided for in this
Agreement, this Agreement is not intended to confer any rights or benefits on any Persons other than the Parties and their respective successors and permitted assigns.

          (H) Severability. This Agreement and the terms and provisions hereof shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this
Agreement or of any other term or provision hereof. In the event any term or provision hereof shall be determined to be invalid or unenforceable as applied to any situation or circumstance or in any jurisdiction, such invalidity or unenforceability shall not apply or extend to any other situation or circumstance or in any other jurisdiction or affect the validity or enforceability of any other term or provision. It is the Parties' intent that this Agreement and each term and provision hereof be enforceable in accordance with its terms and to the fullest extent permitted by law. Accordingly, to the extent any term or provision of this Agreement shall be determined or deemed to be valid or unenforceable, such provision shall be deemed amended or modified to the minimum extent necessary to make such provision, as so amended or modified, valid and enforceable.

          (I) Further Assurances. Each Party, upon the reasonable request of any other Party, shall, as promptly as reasonably possible, do and perform all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out, evidence and reflect the transactions contemplated hereby or otherwise carry out and perform the provisions, and purpose and intent, of this Agreement. Without limiting the generality of the foregoing, the Grantor (at its sole cost and expense) will execute and deliver to the Secured Parties

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any writings, and do all things, reasonably requested by the Secured Parties to carry into effect the provisions and intent of this Agreement or to vest more fully in or assure to the Secured Parties (including, without limitation, all steps to create and perfect) the security interest in the Collateral granted to the Secured Parties by this Agreement or to comply with applicable statute or law or to facilitate the collection of the Collateral, including the furnishing, at such intervals as the Secured Parties may reasonably establish from time to time, of reports, financial data and analyses reasonably satisfactory to the
Secured Parties. A carbon, photographic or other reproduction of this Agreement or any financing statement executed pursuant to the terms hereof shall be sufficient as a financing statement for the purpose of filing with the appropriate authorities.

          (J) Titles and Headings; Rules of Interpretation. Titles, captions and headings of the sections and other subdivisions of this Agreement are for convenience of reference only and shall not affect the construction or interpretation of any provision of this Agreement. References to Sections and subsections (or other parts or subdivisions) refer to such Sections and subsections (or other parts or subdivisions) of this Agreement unless otherwise stated. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and
"hereunder," and words of like import, unless the context requires otherwise, refer to this Agreement taken as a whole and not to any particular Section or other provision hereof. As used in this Agreement, the masculine, feminine and neuter genders shall be deemed to include the others if the context requires, and if the context requires, the use of the singular shall include the plural and visa versa. This Agreement is the product of mutual negotiations between and among the Parties and their respective counsels, and no Party shall be deemed the draftsperson hereof or of any portion or provision hereof. Accordingly, in the event of any ambiguity or inconsistency in any provision of this Agreement, the same shall not be interpreted against any Party as the party responsible for drafting or providing such provision.

          (K) Interrelationship Between Secured Parties. The Secured Parties
agree, as between themselves, that (i) they shall rank pari passu with respect to the security interest granted hereunder, notwithstanding the order of attachment or perfection of the security interest as to either Secured Party, and that upon any foreclosure, sale or other disposition of or realization in any manner upon all or any part of the Collateral, after deducting all expenses of enforcement, including without limitation attorneys' fees, each Secured Party shall be entitled to share in the resulting proceeds of such foreclosure, sale, other disposition of or other realization upon the Collateral pro rata in that proportion which the outstanding principal amount of the Secured Obligations to such Secured Party bears to the aggregate outstanding principal amount of the
Secured Obligations to both Secured Parties, taken as a whole, and (ii) any
Collateral delivered to a Secured Party shall be held by such Secured Party as agent for both itself and the other Secured Party. Grantor shall not be deemed to be bound by this subsection (K).

          (L) Miscellaneous Provisions. This Agreement is subject to certain provisions, as to governing law and other matters, as set forth in Article 11 of the Purchase Agreement.

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          (M) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

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          IN WITNESS WHEREOF, each of the Parties, intending to be bound hereby, has executed this Agreement or caused this Agreement to be executed and delivered on its behalf by an officer or other representative thereunto duly authorized, all as of the date first above written.

OPTION TECHNOLOGIES
INTERACTIVE LLC

By;
    -----------------------------------
Name: Robert V. Cuddihy, Jr.
Title: Chief Financial Officer

FLEXNER WHEATLEY & ASSOCIATES             MEETINGNET INTERACTIVE, INC.

By;                                       By;
    -----------------------------------       ----------------------------------
Name: William A. Flexner                  Name: Ray Franklin
Title: President                          Title: President

By;                                       By;
    -----------------------------------       ----------------------------------
Name: Kimbal L. Wheatley                  Name: Mark Fite
Title: Chief Financial Officer            Title: Chief Financial Officer

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